UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM
N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04316

Midas Series Trust
(Exact name of registrant as specified in charter)

17 Old Drewsville Road, NH          03608
(Address of principal executive offices)     (Zip code)

InCorp Services, Inc.
360 Route 101, STE 13C
Bedford, NH 03110-5046
(Name and address of agent for service)

Registrant's telephone number, including area code:
   1-212-785-0900

Date of fiscal year end: 12/31

Date of reporting period: 1/1/26 - 6/30/26

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to
  stockholders of
any
  report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. sec. 3507.

Item 1. Report to Stockholders.

Item 1(a):

Midas Discovery (Ticker: MIDSX)

Semi-Annual Shareholder Report
This semi-annual shareholder report contains important information about Midas Discovery (the “Fund”) for the period of January 1, 2026 to June 30, 2026. You can find additional information about the Fund at www.MidasFunds.com. You can also request this information by contacting us at 800-400-6432.

What were the Fund costs for the last six months?
(Based on a hypothetical $10,000 investment)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment*
Midas Discovery	$127	2.66%
*Annualized
Key Fund Statistics (as of June 30, 2026)
Fund’s net assets	$33,679,590
Total number of portfolio holdings	19
Portfolio turnover rate	25%
Total advisory fees paid	$240,784

Graphical Representation of Holdings (as of June 30, 2026)
The tables below show the investment make-up of the Fund, representing percentage of total net assets of the Fund.
Top Ten Security Holdings	Percent of Total Net Assets
DPM Metals Inc.	9%
SSR Mining Inc.	8%
Evolution Mining Limited	8%
IAMGOLD Corp.	7%
Aura Minerals Inc.	7%
Endeavour Mining plc	6%
G Mining Ventures Corp.	6%
Wheaton Precious Metals Corp.	6%
B2Gold Corp.	5%
McEwen Inc.	5%
Total	67%

Top ten security holdings are shown with approximate percentages of net assets and are subject to change. The above portfolio information should not be considered as a recommendation to purchase or sell a particular security and there is no assurance that any securities will remain a top ten security holding. To the extent the Fund’s holdings are concentrated in a limited number of securities, industries, or sectors, the Fund may be subject to greater volatility and a higher risk of loss. The figures in the table use approximate percentages of net assets and may not add up to 100% due to leverage, cash or other assets, rounding, and other factors.
Changes in and Disagreements with Accountants
There were no changes in or disagreements with the Fund’s independent registered public accounting firm during the reporting period.
Availability of Additional Information
You can find additional information on the Fund’s website at www.MidasFunds.com, including its:
●
prospectus
●
financial information
●
portfolio holdings
●
proxy voting information
You can also request this information by contacting us at 800-400-6432.
Householding
Shareholders who have consented to receive a single annual or semi-annual shareholder report at a shared address may revoke this consent by contacting us at 800-400-6432.

Midas Special Opportunities (Ticker: MISEX)

Semi-Annual Shareholder Report
This semi-annual shareholder report contains important information about Midas Special Opportunities (the “Fund”) for the period of January 1, 2026 to June 30, 2026. You can find additional information about the Fund at www.MidasFunds.com. You can also request this information by contacting us at 800-400-6432.

What were the Fund costs for the last six months?
(Based on a hypothetical $10,000 investment)

	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment*
Midas Special Opportunities	$161	2.98%
*Annualized
Key Fund Statistics (as of June 30, 2026)
Fund’s net assets	$29,343,393
Total number of portfolio holdings	12
Portfolio turnover rate	16%
Total advisory fees paid	$119,146
Graphical Representation of Holdings (as of June 30, 2026)
The tables below show the investment make-up of the Fund, representing percentage of total net assets of the Fund.

Top Ten Security Holdings	Percent of Total Net Assets
Alphabet Inc. Class A	39%
Lam Research Corporation	18%
Mastercard Inc. Class A	18%
Williams-Sonoma, Inc.	8%
JPMorgan Chase & Co.	8%
Constellation Software Inc.	4%
Berkshire Hathaway Inc. Class B	4%
Microsoft Corp.	3%
The Progressive Corporation	3%
Qualys, Inc.	3%
Total	108%

Top ten security holdings are shown with approximate percentages of net assets and are subject to change. The above portfolio information should not be considered as a recommendation to purchase or sell a particular security and there is no assurance that any securities will remain a top ten security holding. To the extent the Fund’s holdings are concentrated in a limited number of securities, industries, or sectors, the Fund may be subject to greater volatility and a higher risk of loss. The figures in the table use approximate percentages of net assets and may not add up to 100% due to leverage, cash or other assets, rounding, and other factors.
Changes in and Disagreements with Accountants
There were no changes in or disagreements with the Fund’s independent registered public accounting firm during the reporting period.
Availability of Additional Information
You can find additional information on the Fund’s website at www.MidasFunds.com, including its:
●
prospectus
●
financial information
●
portfolio holdings
●
proxy voting information
You can also request this information by contacting us at 800-400-6432.
Householding
Shareholders who have consented to receive a single annual or semi-annual shareholder report at a shared address may revoke this consent by contacting us at 800-400-6432.

Item 1(b):

Not applicable.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Investments.

Item 6(a).

Included herein under Item 7.

Item 6(b).

Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

	MIDAS DISCOVERY
	SCHEDULE OF PORTFOLIO INVESTMENTS
	June 30, 2026
	(Unaudited)

Shares		Value
Common Stocks (102.24%)
	Major Precious Metals Producers (4.80%)
68,500	Kinross Gold Corporation	$ 1,617,970

	Intermediate Precious Metals Producers (80.25%)
35,000	Aura Minerals Inc.	2,203,250
475,000	B2Gold Corp.	1,776,500
98,000	DPM Metals Inc.	3,189,410
42,000	Endeavour Mining PLC	2,106,369
319,554	Evolution Mining Limited	2,598,629
205,000	Hochschild Mining PLC	1,257,916
150,000	IAMGOLD Corporation (a)	2,376,000
66,667	OceanaGold Corp.	1,671,494
373,000	Perseus Mining Ltd.	1,257,451
925,000	Resolute Mining Ltd.(a)	604,973
8,400	Royal Gold, Inc.	1,676,724
95,000	SSR Mining Inc. (a)	2,686,600
43,900	Torex Gold Resources Inc.	1,747,764
16,700	Wheaton Precious Metals Corp.	1,875,744
		27,028,824

	Junior Precious Metals Producers (11.19%)
68,300	G Mining Ventures Corp. (a)	2,000,493
97,500	McEwen Inc. (a)	1,767,675
		3,768,168

	Other Natural Resources Companies (6.00%)
15,070	iShares Silver Trust (a)	805,793
3,290	SPDR Gold Trust (a)	1,211,970
		2,017,763

Total investments (Cost $21,615,232) (102.24%) (b)		34,432,725
Liabilities in excess of cash and other assets (-2.24%)		(753,135)

Net assets (100.00%)		$ 33,679,590

(a) Non-income producing.
(b) The Fund's total investment portfolio value of $34,432,725 has been pledged as collateral for borrowings under the Fund's credit agreement. The outstanding loan balance under the credit agreement was $607,000 as of June 30, 2026.

See notes to financial statements.

	MIDAS SPECIAL OPPORTUNITIES
	SCHEDULE OF PORTFOLIO INVESTMENTS
	June 30, 2026
	(Unaudited)

Shares		Value
Common Stocks (112.84%)
	Fire, Marine & Casualty Insurance (7.54%)
2,500	Berkshire Hathaway Inc. Class B (a)	$ 1,250,975
4,403	The Progressive Corporation	961,835
		2,212,810

	National Commercial Banks (7.59%)
6,800	JPMorgan Chase & Co.	2,225,844

	Retail - Home Furniture, Furnishings, and Equipment Stores (7.94%)
10,000	Williams-Sonoma, Inc.	2,331,000

	Security Brokers, Dealers & Flotation Companies (2.25%)
7,600	Interactive Brokers Group, Inc. Class A	661,504

	Service - Business Services (17.50%)
10,000	Mastercard Incorporated Class A	5,136,000

	Service - Computer Programming, Data Processing (39.47%)
32,400	Alphabet Inc. Class A	11,578,788

	Service - Prepackaged Software (12.83%)
680	Constellation Software Inc.	1,280,485
5,598	Duolingo, Inc. (a)	643,882
2,700	Microsoft Corp.	1,007,154
6,063	Qualys, Inc. (a)	833,602
		3,765,123

	Special Industry Machinery (17.72%)
12,000	Lam Research Corporation	5,199,960

Total investments (Cost $6,186,602) (112.84%) (b)		33,111,029
Liabilities in excess of cash and other assets (-12.84%)		(3,767,636)

Net assets (100.00%)		$ 29,343,393

(a) Non-income producing.
(b) The Fund's total investment portfolio value of $33,111,029 has been pledged as collateral for borrowings under the Fund's credit agreement. The outstanding loan balance under the credit agreement was $3,676,126 as of June 30, 2026.

See notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
June 30, 2026
(Unaudited)

	MIDAS DISCOVERY	MIDAS SPECIAL OPPORTUNITIES
Assets
Investments, at cost	$21,615,232	$6,186,602

Investments, at value	$34,432,725	$33,111,029
Cash	23,193	22,459
Receivables
Dividends	3,332	3,698
Fund shares sold	930	—
Interest	28	5
Prepaid expenses and other assets	44,625	16,593

Total assets	34,504,833	33,153,784

Liabilities
Credit agreement borrowing	607,000	3,676,126
Payables
Accrued expenses	109,124	92,332
Fund shares redeemed	47,020	—
Investment management fees	29,641	20,831
Administrative services	19,634	9,681
Distribution fees	7,408	5,945
Trustees	5,416	5,476

Total liabilities	825,243	3,810,391

Net assets	$33,679,590	$29,343,393

Shares outstanding, $0.01 par value	10,497,853	606,498

Net asset value, offering, and redemption price per share	$3.21	$48.38

Net assets consist of
Paid in capital	$58,389,989	$(142,784)
Distributable earnings	(24,710,399)	29,486,177

	$33,679,590	$29,343,393

See notes to financial statements.

STATEMENTS OF OPERATIONS
For the Six Months Ended June 30, 2026
(Unaudited)

	MIDAS DISCOVERY	MIDAS SPECIAL OPPORTUNITIES
Investment income
Dividends	$ 282,948	$ 80,755
Interest	2,855	320
Foreign tax withholding	(33,166)	(167)

Total investment income	252,637	80,908

Expenses
Investment management	240,784	119,146
Administrative services	82,360	41,410
Transfer agent	81,350	26,245
Distribution	60,196	32,271
Interest and fees on credit agreement	54,102	76,908
Registration	26,978	26,798
Bookkeeping and pricing	25,995	18,100
Auditing	18,100	19,325
Legal	16,920	5,410
Trustees	16,790	8,576
Shareholder communications	11,135	4,695
Custodian	6,400	3,620
Insurance	3,620	3,077
Other	1,286	3,070

Total expenses	646,016	388,651

Net investment loss	(393,379)	(307,743)

Net Realized and Unrealized (Loss) Gain
Net realized gain (loss) on
Investments	11,442,178	1,971,202
Foreign currencies	15,083	(195)
(Decrease) increase in unrealized appreciation on investments	(13,876,830)	2,697,308

Net realized and unrealized (loss) gain	(2,419,569)	4,668,315

Net (decrease) increase in net assets resulting from operations	$ (2,812,948)	$ 4,360,572

See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
(Unaudited)

	MIDAS DISCOVERY		MIDAS SPECIAL OPPORTUNITIES
	Six Months Ended June 30, 2026	Year Ended December 31, 2025	Six Months Ended June 30, 2026	Year Ended December 31, 2025
Operations
Net investment loss	$ (393,379)	$ (492,074)	$ (307,743)	$ (577,506)
Net realized gain	11,457,261	2,854,311	1,971,007	898,502
Net (decrease) increase in unrealized appreciation	(13,876,830)	22,149,302	2,697,308	5,606,140

Net (decrease) increase in net assets resulting from operations	(2,812,948)	24,511,539	4,360,572	5,927,136

Distributions to shareholders
Distributable earnings	—	—	—	(2,092,434)

Total distributions	—	—	—	(2,092,434)

Capital share transactions
Change in net assets resulting from capital share transactions	(7,618,035)	8,691,738	(248,355)	880,973
Redemption fees	50,833	79,845	137	270

(Decrease) increase in net assets resulting from capital share transactions	(7,567,202)	8,771,583	(248,218)	881,243

Total change in net assets	(10,380,150)	33,283,122	4,112,354	4,715,945

Net assets
Beginning of period	44,059,740	10,776,618	25,231,039	20,515,094

End of period	$ 33,679,590	$ 44,059,740	$ 29,343,393	$ 25,231,039

Capital share transactions were as follows:
Value
Shares sold	$ 15,009,558	$ 28,545,254	$ 677,957	$ 89,890
Shares issued on reinvestment of distributions	—	—	—	1,965,725
Shares redeemed	(22,627,593)	(19,853,516)	(926,312)	(1,174,642)

Net (decrease) increase	$ (7,618,035)	$ 8,691,738	$ (248,355)	$ 880,973

Number
Shares sold	3,683,974	12,228,481	14,931	2,265
Shares issued on reinvestment of distributions	—	—	—	47,390
Shares redeemed	(5,826,880)	(8,696,135)	(21,389)	(31,158)

Net (decrease) increase	(2,142,906)	3,532,346	(6,458)	18,497

See notes to financial statements.

STATEMENTS OF CASH FLOWS
Six Months Ended June 30, 2026
(Unaudited)
	MIDAS DISCOVERY	MIDAS SPECIAL OPPORTUNITIES
Cash flows from operating activities
Net (decrease) increase in net assets resulting from operations	$(2,812,948)	$4,360,572
Adjustments to reconcile change in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchase of long term investments	(12,051,578)	(5,325,967)
Proceeds from sales of long term investments	23,291,687	4,762,986
Unrealized depreciation (appreciation) on investments and foreign currencies	13,876,830	(2,697,308)
Net realized gain on sales of investments and foreign currencies	(11,457,261)	(1,971,007)
Net sales (purchases) of short term investments	15,083	(195)
Increase in dividends receivable	—	(578)
Decrease (increase) in interest receivable	95	(1)
Increase in prepaid expenses and other assets	(3,419)	(1,001)
Increase in accrued expenses	27,469	31,368
(Decrease) increase in investment management fees payable	(5,700)	1,105
Decrease in administrative services payable	(2,608)	(3,335)
(Decrease) increase in distribution fees payable	(1,425)	326
Decrease in trustees payable	(654)	(2,453)

Net cash provided by (used in) operating activities	10,875,571	(845,488)

Cash flows from financing activities
Credit agreement (repayment) borrowing, net	(3,346,000)	1,115,426
Net shares redeemed	(7,506,485)	(248,178)

Net cash (used in) provided by financing activities	(10,852,485)	867,248

Net change in cash	23,086	21,760

Cash
Beginning of period	107	699

End of period	$23,193	$22,459

Supplemental disclosure of cash flow information
Cash paid for interest on credit agreement	$42,857	$69,365

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
June 30, 2026
(Unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Midas Discovery and Midas Special Opportunities (each individually, a “Fund,” and collectively, the “Funds”) are each a series of shares of Midas Series Trust (the “Trust”), a Delaware statutory trust which is registered under the Investment Company Act of 1940, as amended (the “Company Act”), as an open end management investment company. Each Fund is a distinct portfolio with its own investment objective and policies. The Trust retains Midas Management Corporation (the “Investment Manager”) as the investment manager of each Fund. The investment objectives of Midas Discovery are primarily capital appreciation and protection against inflation and, secondarily, current income. Under normal circumstances, in pursuit of its investment objectives, Midas Discovery’s investment strategy is to invest principally in (i) securities (e.g., common and preferred stocks, bonds, convertible securities, etc.) of companies primarily involved, directly or indirectly, in the business of mining, processing, fabricating, distributing or otherwise dealing in gold, silver, platinum, other precious metals, or other natural resources; and (ii) gold, silver, and platinum bullion and coins; provided, however, that the Fund may invest in any type of equity security (e.g., common and preferred stocks) and in companies of any size, industry or sector, including both domestic and foreign companies, that the Investment Manager believes may achieve the Fund’s investment objectives. The investment objective of Midas Special Opportunities is capital appreciation. Under normal circumstances, in pursuit of its investment objective, Midas Special Opportunities may invest in any security type (e.g., common and preferred stocks, bonds, convertible securities, etc.) and in companies of any size, industry, or sector, including both domestic and foreign companies.

Each Fund currently offers one class of shares. The Funds impose a short term trading redemption fee on any Fund shares that are redeemed or exchanged within 30 days following their purchase date. The redemption fee is 1% of the amount redeemed. Such fees are retained by the Funds for the benefit of the remaining shareholders and are accounted for as an addition to paid in capital.

Each Fund is an investment company and accordingly follows the accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.” The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

The following summarizes the significant accounting policies of the Funds:

Valuation of Investments – Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Most equity securities for which the primary market is in the United States are usually valued at the official closing price, last sale price or, if no sale has occurred, at the closing bid price. Most equity securities for which the primary market is outside the United States are usually valued using the official closing price or the last sale price in the principal market in which they are traded. If the last sale price on the local exchange is unavailable, the last evaluated quote or closing bid price normally is used. In the event of an unexpected closing of the primary market or exchange, a security may continue to trade on one or more other markets, and the price as reflected on those other trading venues may be more reflective of the security’s value than an earlier price from the primary market or exchange. Accordingly, a Fund may seek to use these additional sources of pricing data or information when prices from the primary market or exchange are unavailable, or are earlier and less representative of current market value. Gold and silver bullion are valued at 4:00 p.m. ET, at the mean between the last bid and asked quotations of the Bloomberg Composite (NY) Spot Price for that metal. Certain debt securities may be priced through pricing services that may utilize a matrix pricing system which takes into consideration factors such as yields, prices, maturities, call features, and ratings on comparable securities or according to prices quoted by a securities dealer that offers pricing services. Open end investment companies are valued at their net asset value (“NAV”). Foreign securities markets may be open on days when the U.S. markets are closed. For this reason, the value of any foreign securities owned by a Fund could change on a day when shareholders cannot buy or sell shares of a Fund. Although the Funds’ Board of Trustees (the “Board”) may choose to determine fair value in good faith for any or all fund investments by carrying out the required functions itself, pursuant to Rule 2a-5 under the Company Act, the Board currently has chosen to designate the performance of fair value determinations to a valuation designee, the Investment Manager, subject to the Board’s oversight, with respect to securities for which market quotations are not readily available and reliable and other assets, called “fair value pricing.” Due to the inherent uncertainty of valuation, fair value pricing values may differ from the values that would have been used had a readily available and reliable market quotation for the securities existed. These differences in valuation could be material. A security’s valuation may differ depending on the method used for determining value. The use of fair value pricing may cause the NAV of its shares to differ from the NAV that would be calculated using market prices. A fair value price is an estimate and there is no assurance that such price will be at or close to the price at which a security is next quoted or traded.

Cash – Cash may include deposits allocated among banks insured by the Federal Deposit Insurance Corporation (“FDIC”) in amounts up to the insurance coverage maximum amount of $250,000. Cash may also include uninvested cash balances held by the Funds’ custodian.

Investments in Other Investment Companies – Each Fund may invest in shares of other investment companies such as closed end funds, exchange traded funds, and mutual funds (each, an “Acquired Fund”) in accordance with the Company Act and related rules. Shareholders in a Fund bear the pro rata portion of the fees and expenses of the Acquired Funds in addition to a Fund’s expenses. The expenses incurred by the Funds that are disclosed in the Statements of Operations do not include fees and expenses incurred by the Acquired Funds. The fees and expenses of an Acquired Fund are reflected in such Acquired Fund’s total return.

Foreign Currency Translation – Securities denominated in foreign currencies are translated into U.S. dollars at prevailing exchange rates. Realized gain or loss on sales of such investments in local currency terms is reported separately from gain or loss attributable to a change in foreign exchange rates for those investments.

Forward Foreign Currency Contracts – Forward foreign currency contracts are marked to market and the change in market value is recorded by a Fund as an unrealized gain or loss. When a contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. A Fund could be exposed to risk if a counterparty is unable to meet the terms of the contract or if the value of the currency changes unfavorably.

Derivatives – The Funds may use derivatives for a variety of reasons, such as to attempt to protect against possible changes in the value of their portfolio holdings or to generate potential gain. Derivatives are financial contracts that derive their values from other securities or commodities, or that are based on indices. Derivatives are marked to market with the change in value reflected in unrealized appreciation or depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of the asset underlying a contract, in which case the recognition of gain or loss is postponed until the disposal of the asset. The Funds risk loss if counterparties fail to meet the terms of the contract. Derivative contracts include, among other things, options, futures, forward currency contracts, and swap agreements.

Investment Transactions – Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains or losses are determined by specifically identifying the cost basis of the investment sold.

Investment Income – Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date or in the case of certain foreign securities, as soon as practicable after a Fund is notified. Taxes withheld on foreign dividends have been provided for in accordance with each Fund’s understanding of the applicable country’s tax rules and rates.

Expenses – Expenses deemed to have been incurred solely by a Fund are normally charged to that Fund in the entirety. Expenses deemed to have been incurred jointly by a Fund and one or more of the other investment companies for which the Investment Manager or its affiliates serve as investment manager, or other related entities, are generally allocated based on the most practicable method deemed equitable at the time the expense is incurred, including, without limitation, on the basis of relative assets under management.

Distributions to Shareholders – Distributions to shareholders are determined in accordance with income tax regulations and are recorded on the ex-dividend date. The Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes. At the time a shareholder purchases Fund shares, the Fund’s NAV may reflect undistributed income or undistributed capital gains. A subsequent distribution to the shareholder of such amounts, although constituting a return of the shareholder’s investment, would be taxable, unless the shareholder is investing through a tax deferred retirement account, such as an IRA. Buying Fund shares just before the Fund declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.” To avoid buying a dividend, check the Funds’ distribution schedule before you invest. In addition, the NAV of a Fund may, at any time, reflect net unrealized appreciation, which may result in future taxable distributions to shareholders. On the date that distributions of net investment income and net realized capital gains are paid, the Fund’s NAV will decrease by the per share amount of the distribution paid.

Income Taxes – No provision has been made for U.S. income taxes because each Fund’s current intention is to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “IRC”), and to distribute to its shareholders substantially all of its taxable income and net realized gains. Each Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Each Fund has reviewed its tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on federal, state, and local income tax returns for open tax years (2023-2025) or expected to be taken in the Funds’ 2026 tax returns.

Each Fund may be subject to foreign taxation related to certain securities held by a Fund, income received, capital gains on the sale of securities, and currency transactions. Foreign taxes, if any, are recorded in accordance with each Fund’s understanding of the applicable country’s tax rules and rates. When a capital gain tax is determined to apply, a Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

The Trust has retained the Investment Manager pursuant to an investment management agreement that provides for a management fee payable monthly and based on the average daily net assets of each Fund. With respect to Midas Discovery, the annual management fee is 1% on the first $200 million, .95% from $200 million to $400 million, .90% from $400 million to $600 million, .85% from $600 million to $800 million, .80% from $800 million to $1 billion, and .75% over $1 billion. With respect to Midas Special Opportunities, the annual management fee is 1% on the first $10 million, .875% from $10 million to $30 million, .75% from $30 million to $150 million, .625% from $150 million to $500 million, and .5% over $500 million.

The Trust, on behalf of each Fund, has adopted a plan of distribution pursuant to Rule 12b-1 under the Company Act. Under the plan and a related distribution agreement, each Fund pays the distributor, Midas Securities Group, Inc. (the “Distributor”), an affiliate of the Investment Manager, a fee at the annual rate of 0.25% based on the average daily net assets of each Fund for distribution and shareholder services and other activities and expenses primarily intended to result in the sale of the Funds’ shares. In addition, Midas Discovery and Midas Special Opportunities each reimbursed the Distributor $25,421 and $1,805, respectively, for payments made to certain brokers for record keeping, administrative, and similar services for the six months ended June 30, 2026.

Certain officers and trustees of the Trust are officers and directors of the Investment Manager and the Distributor.

Pursuant to the investment management agreement, the Funds reimburse the Investment Manager for providing, at cost, certain administrative services comprised of compliance and accounting services. For the six months ended June 30, 2026, the Funds reimbursed such costs as follows:
	MIDAS DISCOVERY	MIDAS SPECIAL OPPORTUNITIES
Compliance	$43,775	$22,110
Accounting	38,585	19,300
	$82,360	$41,410

Each trustee of the Trust who is not an employee of the Investment Manager or its affiliates is compensated by the Funds. These trustees receive fees for service as a trustee from the Funds and the other funds of which they are a director or trustee and for which the Investment Manager or its affiliates serve as investment manager. In addition, trustee out-of-pocket expenses are allocated to each such Fund based on the most practicable method deemed equitable at the time the expense is incurred, including, without limitation, on the basis of relative assets under management. Expenses deemed to have been incurred solely by a Fund are normally charged to such Fund in the entirety.

3. DISTRIBUTABLE EARNINGS

During the year ended December 31, 2025, Midas Special Opportunities paid a distribution of $2,092,434 comprised of long term capital gains.

As of December 31, 2025, Midas Discovery had a net capital loss carryover of $48,591,774, comprised of $98,340 of short term losses and $48,493,434 of long term losses which may be carried forward indefinitely.

As of December 31, 2025, the components of distributable earnings (deficit) on a tax basis were as follows:
	MIDAS DISCOVERY	MIDAS SPECIAL OPPORTUNITIES
Undistributed long term capital gains	$ —	$ 898,486
Accumulated net realized loss on investments	(48,591,774)	—
Unrealized appreciation on investments and foreign currencies	26,694,323	24,227,119
Total	$ (21,897,451)	$ 25,125,605

4. VALUE MEASUREMENTS

A hierarchy established by GAAP prioritizes inputs to valuation methods. The three levels of inputs are:
•    Level 1 - unadjusted quoted prices in active markets for identical assets or liabilities including securities actively traded on a securities exchange.
•    Level 2 - observable inputs other than quoted prices included in level 1 that are observable for the asset or liability which may include quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
•    Level 3 - unobservable inputs for the asset or liability including a Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets for the security, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for investments categorized in level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy, within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs and methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.

The following is a description of the valuation techniques applied to a Fund’s major categories of assets and liabilities measured at fair value on a recurring basis:

Equity Securities (Common and Preferred Stock) – Most publicly traded equity securities are valued normally at the most recent official closing price, last sale price, evaluated quote, or closing bid price. To the extent these securities are actively traded, and valuation adjustments are not applied, they may be categorized in level 1 of the fair value hierarchy. Equities on inactive markets or valued by reference to similar instruments may be categorized in level 2.

The following is a summary of the inputs used as of June 30, 2026 in valuing each Fund’s assets. Refer to each Fund’s Schedule of Portfolio Investments for detailed information on specific investments.

MIDAS DISCOVERY	Level 1	Level 2	Level 3	Total
Common stocks	$ 34,432,725	$ —	$ —	$ 34,432,725
Total investments, at value	$ 34,432,725	$ —	$ —	$ 34,432,725

MIDAS SPECIAL OPPORTUNITIES	Level 1	Level 2	Level 3	Total
Common stocks	$ 33,111,029	$ —	$ —	$ 33,111,029
Total investments, at value	$ 33,111,029	$ —	$ —	$ 33,111,029

The following is a reconciliation of level 3 assets:
MIDAS DISCOVERY
Balance at December 31, 2025	$ 0
Proceeds on sale	(7,128)
Realized loss	(499,815)
Change in unrealized depreciation	506,943
Balance at June 30, 2026	$ —
Net change in unrealized depreciation attributable to assets held as level 3 at June 30, 2026	$ 506,943

5. INVESTMENT TRANSACTIONS

As of June 30, 2026, for federal income tax purposes, the aggregate cost, gross unrealized appreciation (depreciation), and net unrealized appreciation of investments are summarized in the following table. The aggregate cost of securities for tax purposes will depend on each Fund’s investment experience during the entirety of its fiscal year and may be subject to changes based on tax regulations.

Gross Unrealized
	Federal Income Tax Cost	Appreciation	Depreciation	Net Unrealized Appreciation
Midas Discovery	$ 21,615,232	$ 14,321,996	$ (1,504,503)	$ 12,817,493
Midas Special Opportunities	$ 6,186,602	$ 26,987,959	$ (63,532)	$ 26,924,427

Purchases and proceeds from sales or maturities of investment securities, excluding short term securities, for the six months ended June 30, 2026, were as follows:

	MIDAS DISCOVERY	MIDAS SPECIAL OPPORTUNITIES
Purchases	$ 12,051,578	$ 5,325,967
Proceeds	$ 23,291,687	$ 4,762,986

6. CREDIT AGREEMENT

The Funds entered into a revolving credit agreement and other related agreements (collectively, as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) with The Huntington National Bank (“HNB”), each Fund’s custodian, under which HNB may make loans to the Funds in such amounts as the Funds may from time to time request. The maximum loan amount under the Credit Agreement is the lesser of: (i) $10,000,000 and $6,500,000 for Midas Discovery and Midas Special Opportunities, respectively, or (ii) 30% of a Fund’s daily market value, which market value may be decreased by the exclusion of certain Fund assets or asset classes, as HNB may decide from time to time in its sole discretion. Each Fund pledges its securities and other assets as collateral to secure its obligations under the Credit Agreement and each Fund retains the risks and rewards of the ownership of such securities and other assets pledged.

Borrowings under the Credit Agreement bear an interest rate per annum to be applied to the principal balance outstanding, from time to time, equal to 1.28% plus the greater of the Term Secured Overnight Financing Rate (SOFR) or 0.25%. An unused fee is charged equal to 0.125% per annum of the daily excess of the maximum loan amount over the outstanding principal balance of the loan. The Funds were charged origination fees and expenses of $13,918 for Midas Discovery and $9,321 for Midas Special Opportunities upon the renewal of the Credit Agreement and such costs are amortized ratably through June 9, 2027, the maturity date of the Credit Agreement.

The outstanding loan balance as of June 30, 2026, and the average daily amount outstanding, maximum amount outstanding, and weighted average interest rate related to the borrowings under the Credit Agreement for the six months ended June 30, 2026, were as follows:

	MIDAS DISCOVERY	MIDAS SPECIAL OPPORTUNITIES
Outstanding loan balance	$ 607,000	$ 3,676,126
Average daily amount outstanding	$ 1,705,037	$ 2,760,320
Maximum amount outstanding	$ 6,664,000	$ 4,839,626
Weighted average interest rate	5.07%	5.07%

7. PORTFOLIO CONCENTRATION

Each Fund operates as a “non-diversified” investment company under the Company Act, which means that the portion of a Fund’s assets that may be invested in the securities of a single issuer and the amount of the outstanding voting securities of a particular issuer held by a Fund are not limited by the Company Act. Each Fund, however, currently intends to continue to conduct its operations so as to qualify as a “regulated investment company” for purposes of the IRC, which currently requires that, at the end of each quarter of the taxable year, with respect to 50% of a Fund’s total assets, the Fund limits to 5% the portion of its total assets invested in the securities of a single issuer. There are no such limitations with respect to the balance of a Fund’s portfolio, although no single investment can exceed 25% of a Fund’s total assets at the time of purchase. A more concentrated portfolio may cause a Fund’s NAV to be more volatile and thus may subject shareholders to more risk.

8. CONTINGENCIES

The Funds indemnify officers and trustees for certain liabilities that might arise from the performance of their duties for the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which may provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as it involves future claims that may be made against the Funds under circumstances that have not occurred.

9. RISKS AND UNCERTAINTIES

An Investment in a Fund is Not a Bank Deposit – An investment in a Fund is not insured or guaranteed by the FDIC or any other government agency. Investing in a Fund is not a complete investment program and you could lose money by investing in a Fund.

Non-Diversification - Each Fund is non-diversified, which means that it is not limited by the Company Act in the proportion of its assets that may be invested in the securities or obligations of a single issuer. As a result, a Fund may hold a smaller number of issuers than if it were diversified. Investing in a non-diversified fund could involve more risk than investing in a fund that holds a broader range of securities because changes in the financial condition of a single issuer could cause greater fluctuation in a Fund’s total returns.

Leverage – Each Fund may use leverage to the extent permitted under the Company Act. Leveraging (buying securities using borrowed money) exaggerates the effect on NAV of any increase or decrease in the market value of a Fund’s investments. Money a Fund borrows for leveraging is limited to 33 1/3% of the value of the Fund’s total assets. These borrowings would be subject to interest costs that may or may not be offset by income or capital gain from the securities purchased. There can be no assurance that the Fund’s use of leverage will be successful.

Foreign Investments – Investments in the securities of foreign issuers involve certain considerations and risks not ordinarily associated with investments in the securities of domestic issuers. Foreign companies are not generally subject to the same accounting, auditing, and financial standards and requirements as those applicable to U.S. companies. Additionally, there may be less publicly available information about a foreign company than a U.S. company. Investments in foreign securities could expose a Fund to the direct or indirect consequences of political, social, or economic changes in the foreign countries where those securities are issued or in which the issuers are located. With respect to certain foreign countries, there are risks of expropriation, confiscatory taxation, political or social instability, or diplomatic developments that could affect assets of a Fund held in custody in those foreign countries. If the value of any foreign currency in which a Fund’s investments are denominated declines relative to the U.S. dollar, the value of a Fund’s investments is expected to decline proportionately. In addition, a portfolio that includes foreign securities can expect to have a higher expense ratio because of the increased transaction costs on non-U.S. securities markets and the increased costs of maintaining the custody of foreign securities. A Fund may experience higher levels of each of these risks by investing in emerging (less developed) markets. Further, geopolitical events may cause market disruptions. For example, the range of long-term political, regulatory, economic and market outcomes in the wake of the United Kingdom’s withdrawal from the European Union remain difficult to predict. Ongoing armed conflict in Europe and in the Middle East may cause continued volatility in the securities markets, which could negatively impact a Fund.

Short Selling, Options, and Futures Transactions. Each Fund may engage in short selling, options, and futures transactions to increase returns. There is a risk that these transactions may reduce a Fund’s returns or increase volatility. A Fund may incur a loss as a result of a short position if the price of the asset sold short increases in value between the date of the short position sale and the date on which an offsetting position is purchased, plus any premiums or interest paid to the third party. Because a Fund’s potential loss on a short position arises from increases in the value of the asset sold short, the extent of such loss, like the price of the asset sold short, is theoretically unlimited. In addition, derivatives, such as options and futures, can be illiquid and highly sensitive to changes in their underlying security, interest rate or index, and as a result can be highly volatile. Derivatives also may be subject to certain other risks such as leverage risk, liquidity risk, interest rate risk, market risk, credit risk, the risk that a counterparty may be unable or unwilling to honor its obligations, management risk and the risk of mispricing or improper valuation. A small investment in certain derivatives could have a potentially large impact on a Fund’s performance.

Sector Risk – To the extent a Fund focuses its investments, from time to time, in a particular sector, the Fund will be subject to a greater degree to the risks specific to that sector. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single sector, and therefore a Fund, to a greater extent than if the Fund’s investments were diversified across different sectors.

Growth Securities Risk - Each Fund may invest in companies that the Investment Manager believes have growth potential. Securities of companies perceived to be “growth” companies may be more volatile than other securities and may involve special risks. If the Investment Manager’s perception of a company’s growth potential is not realized, the securities purchased may not perform as expected, thereby reducing a Fund’s returns. In addition, because different types of securities tend to shift in and out of favor depending on market and economic conditions, “growth” securities may perform differently from the market as a whole and other types of securities.

Small Capitalization - Each Fund may invest in companies that are small or thinly capitalized and may have a limited operating history. Investments in small capitalization companies may involve greater risks than investments in larger, more established issuers because they generally are more vulnerable to adverse business or economic developments than stocks of larger companies. The securities of small capitalization companies generally are less liquid and have narrower product lines, more limited financial resources, and more limited markets for their stock as compared with larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies. During broad market downturns, a Fund’s NAV may fall further than those of funds investing in larger companies. Full development of small capitalization companies takes time, and for this reason, among others, a Fund should be considered a long term investment and not a vehicle for seeking short term profit.

Medium and Large Capitalization - Compared to small capitalization companies, medium and large capitalization companies may be less responsive to business changes and opportunities. At times, the stocks of large capitalization companies may lag other types of stocks in performance. Compared to large capitalization companies, medium capitalization companies may have a shorter history of operations, and may have limited product lines, markets or financial resources.

Pricing - Many factors may influence the price at which a Fund could sell any particular portfolio investment. The sales price may well differ—higher or lower—from a Fund’s last valuation, and such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value some investments, a Fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment’s sale. As a result, you could pay more than the market value when buying Fund shares or receive less than the market value when selling Fund shares.

Security Selection - The securities selected for a Fund’s portfolio may decline in value. The Investment Manager could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities, or other matters. As a result, a Fund may underperform the markets, its benchmark index or other funds with the same objective or in the same asset class.

Active Trading - Each Fund may trade securities actively. This strategy could increase transaction costs, reduce performance, and result in increased taxable distributions, which could lower a Fund’s after tax performance.

Cybersecurity Risk – With the widespread use of technologies such as the Internet, cloud computing and AI-enabled systems to conduct business, the Funds are susceptible to operational, information security, and related risks. Cyber incidents affecting the Funds or their service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Funds’ ability to calculate their respective NAVs, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional related costs.

Market Risk – The market risks associated with investing in a Fund are those related to fluctuations in the value of the investments in a Fund’s portfolio. A risk of investing in stocks and other instruments is that their value will go up and down, sometimes rapidly and unpredictably, reflecting overall economic conditions and other factors and you could lose money. A Fund may invest in emerging companies, such as start-ups and spin-offs, and special situations, which include companies undergoing unusual or possibly one time developments such as reorganizations or liquidations. These investments may involve above average market price volatility and greater risk of loss. Certain unanticipated events, such as natural disasters, terrorism, war, and other geopolitical events, can have a dramatic adverse effect on the investments held by a Fund.

Recent Market Events – U.S. and international markets have experienced volatility in recent months and years due to a number of economic, political and global macro factors, including elevated inflation levels and wars in Europe and the Middle East. Uncertainties regarding interest rate levels, political events, potential trade restrictions and tariffs, global geopolitical conflicts, and the possibility of a national or global recession have also contributed to market volatility.

Investments in Gold, Silver, Platinum, and Other Precious Metals – Investment in gold, silver, platinum, and other precious metals are considered speculative.  Midas Discovery’s investments can be significantly affected by developments in the precious metals industry and are linked to the prices of gold, silver, platinum, and other precious metals.  These prices can be influenced by a variety of global economic, financial, and political factors and may fluctuate substantially over short periods of time and be more volatile than other types of investments.  Economic, political, or other conditions affecting one or more of the major sources of gold, silver, platinum, or other precious metals could have a substantial effect on supply and demand in countries throughout the world.  Additionally, the majority of such producers are domiciled in a limited number of countries.  Moreover, under the federal tax law, to qualify as a regulated investment company (a “RIC”), Midas Discovery may not earn more than 10% of its annual gross income from gains resulting from selling precious metals and certain other non-securities related sources.  Accordingly, Midas Discovery may be required to hold precious metals or securities, sell them at a loss, or sell them at a gain, when, for investment reasons, Midas Discovery would not otherwise do so.

Natural Resources Companies – Midas Discovery is subject to the risks specific to Natural Resources Companies. The profitability of companies primarily involved, directly or indirectly, in the business of mining, processing, fabricating, distributing or otherwise dealing in gold, silver, platinum, other precious metals, or other natural resources (“Natural Resources Companies”) can be significantly affected by the supply of and demand for the produced commodities and related services, exploration and production spending and success, government regulations and taxes, international political developments (including outbreaks of war or other hostilities and trade sanctions), and general economic conditions.  The operations and financial performance of Natural Resources Companies may be directly affected by the prices of the produced commodities, especially those Natural Resources Companies whose reserves of the commodities are significant assets.   The value of securities issued by Natural Resources Companies may also be affected by changes in overall market movements, changes in interest rates, inflation rates, or investor expectations concerning such rates, or factors affecting a particular industry or commodity, such as weather, embargoes, tariffs, policies of commodity cartels, and international economic, political, and regulatory developments. In addition, companies in the natural resources industry may be subject to the risks generally associated with extraction of natural resources, such as the risks of mining and oil drilling, and the risks of the hazards associated with natural resources, such as natural or man-made disasters, fire, drought, liability for environmental damage claims, and increased regulatory and environmental costs. It is possible that the performance of securities of Natural Resources Companies may lag the performance of other industries or the broader market as a whole. The prices of Natural Resources Company stocks may exhibit greater price volatility than other types of stocks.

Depletion and Exploration Risk – Midas Discovery is subject to the risks related to depletion and exploration with respect to Natural Resources Companies.  To maintain or increase their revenue level, Natural Resources Companies or their customers need to maintain or expand their reserves and production through exploration, development, acquisitions, or other methods.  The financial performance of Natural Resources Companies may be adversely affected if they, or the companies to whom they provide products or services, are unable to cost-effectively expand reserves or production sufficiently to replace current depletion.

Precious Metals Mining Company Risk – The profitability of companies involved in precious metals mining and related activities is significantly affected by changes in the market prices of precious metals.  Precious metals mining companies also face risks related to their operations that may affect overall profitability.  These risks include the uncertainty and cost of mineral exploration and acquisitions and the uncertainties and unexpected problems and delays in developing mines.  In addition, the business of precious metals mining is subject to numerous risks that could adversely impact such companies.  These risks include environmental hazards, industrial accidents, underground fires, labor disputes, unexpected geological formations, availability of appropriately skilled persons, unanticipated ground and water conditions, fall of ground accidents, legal and regulatory restrictions, and seismic activity.

Climate Change Risk – Midas Discovery is subject to the special risks associated with climate change.  Weather may play a role in the cash flows of the Natural Resources Companies in which Midas Discovery invests.  Although many of the companies in the natural resources industry can reasonably predict seasonal weather patterns, extreme weather conditions, such as those that may result from climate change, are unpredictable.  The damage done by extreme weather could adversely affect the financial condition of Natural Resources Companies.  Additionally, new or strengthened regulations or legislation could increase the operating costs and/or decrease the revenues of Natural Resources Companies.

Concentration – Midas Discovery is subject to industry concentration risk, which is the risk that Midas Discovery’s performance can be significantly affected by economic, market, political or regulatory occurrences affecting Natural Resources Companies.

In-Kind Redemptions– Midas Discovery may require redeeming shareholders to accept readily tradable gold, silver, platinum, or other precious metals bullion, coins, exchange-traded fund shares, or other Fund holdings in complete or partial payment of redemptions.

MIDAS DISCOVERY
Financial Highlights
(Unaudited)
	Six Months Ended June 30,		For the Year Ended December 31,
	2026		2025	2024	2023	2022	2021
Per Share Data (for a share outstanding throughout each period)
Net asset value, beginning of period	$ 3.49		$ 1.18	$ 1.10	$ 1.12	$ 1.26	$ 1.56
Income (loss) from investment operations:
Net investment loss (1)	(0.03)		(0.04)	(0.04)	(0.03)	(0.02)	(0.03)
Net realized and unrealized gain (loss) on investments	(0.25)		2.34	0.12	0.01	(0.12)	(0.27)
Total from investment operations	(0.28)		2.30	0.08	(0.02)	(0.14)	(0.30)

Paid-in capital from redemption fees (2)	—		0.01	—	—	—	—

Net asset value, end of period	$ 3.21		$ 3.49	$ 1.18	$ 1.10	$ 1.12	$ 1.26

Total Return	(8.02)%		195.76%	7.27%	(1.79)%	(11.11)%	(19.23)%

Ratios/Supplemental Data
Net assets at end of period (000s omitted)	$ 33,680		$ 44,060	$ 10,777	$ 11,176	$ 12,100	$ 13,967
Ratio of total expenses to average net assets (3)	2.66%	*	3.47%	5.98%	5.11%	4.25%	3.83%
Ratio of net investment loss to average net assets	(1.62)%	*	(1.95)%	(3.75)%	(2.99)%	(2.16)%	(1.91)%
Portfolio turnover rate	25%		28%	5%	18%	19%	1%

(1) Average shares outstanding during the period are used to calculate per share data.
(2) Redemption fees from capital share transactions were less than $0.005 per share except where indicated.
(3) The ratio of net expenses excluding loan interest and fees from the use of leverage to average net assets was 2.44%* for the six months ended June 30, 2026 and 2.96%, 4.39%, 4.22%, 4.07%, and 3.45%, for the years ended December 31, 2025, 2024, 2023, 2022, and 2021, respectively.
* Annualized.

See notes to financial statements.

MIDAS SPECIAL OPPORTUNITIES
Financial Highlights
(Unaudited)
	Six Months Ended June 30,		For the Year Ended December 31,
	2026		2025	2024	2023	2022	2021
Per Share Data (for a share outstanding throughout each period)
Net asset value, beginning of period	$ 41.16		$ 34.51	$ 27.81	$ 21.41	$ 29.40	$ 22.74
Income (loss) from investment operations:
Net investment loss (1)	(0.51)		(1.00)	(0.98)	(0.94)	(0.63)	(0.58)
Net realized and unrealized gain (loss) on investments	7.73		11.34	8.36	7.92	(6.26)	9.29
Total from investment operations	7.22		10.34	7.38	6.98	(6.89)	8.71

Paid-in capital from redemption fees (2)	—		—	0.02	0.02	0.02	—

Less distributions:
Realized gains	—		(3.69)	(0.70)	(0.60)	(1.12)	(2.05)
Net asset value, end of period	$ 48.38		$ 41.16	$ 34.51	$ 27.81	$ 21.41	$ 29.40

Total Return	17.54%		29.87%	26.61%	32.70%	(23.38)%	38.29%

Ratios/Supplemental Data
Net assets at end of period (000s omitted)	$ 29,343		$ 25,231	$ 20,515	$ 17,513	$ 15,451	$ 21,346
Ratio of total expenses to average net assets (3)	2.98%	*	3.44%	3.77%	4.69%	3.59%	2.95%
Ratio of net investment loss to average net assets	(2.36)%	*	(2.65)%	(3.05)%	(3.84)%	(2.53)%	(2.06)%
Portfolio turnover rate	16%		5%	3%	6%	24%	23%

(1) Average shares outstanding during the period are used to calculate per share data.
(2) Redemption fees from capital share transactions were less than $0.005 per share except where indicated.
(3) The ratio of net expenses excluding loan interest and fees from the use of leverage to average net assets was 2.39%* for the six months ended June 30, 2026 and 2.63%, 3.05%, 3.20%, 3.02, and 2.73%, for the years ended December 31, 2025, 2024, 2023, 2022 and 2021, respectively.
* Annualized.

See notes to financial statements.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

There were no such changes or disagreements with accountants.
Item 9. Proxy Disclosures for Open-End Management Investment Companies.

No such matters were submitted during the period covered by the report.
Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

The aggregate remuneration paid by the registrant during the period covered by the report to:
Item 10(1): All directors and all members of any advisory board for regular compensation: Included herein under Item 7.
Item 10(2): Each director and each member of an advisory board for special compensation: Included herein under Item 7.
Item 10(3): All officers: Russell Kamerman, Chief Compliance Officer, Secretary, and General Counsel: $37,901
This amount represents the portion of Mr. Kamerman’s compensation that the investment manager of the registrant received as reimbursements from the registrant for the provision of Mr. Kamerman’s services at cost during the period covered by the report.
Item 10(4): Each person of whom any officer or director of the Fund is an affiliated person: Included herein under Item 7 in note 2 of the financial statements.
Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

The renewal of the investment management agreement (“IMA”) between Midas Series Trust (“Trust”) and the investment manager, Midas Management Corporation (“Investment Manager”), on behalf of Midas Discovery and Midas Special Opportunities (each, individually, a “Fund” and together, the “Funds”), was unanimously approved by the Trust’s Board of Trustees (“Board”), including all of the Trust’s trustees who are not “interested persons” of the Trust (“Independent Trustees”) as defined under the Company Act at a meeting held on March 4, 2026 (“Meeting”). In considering the annual approval of the IMA, the Board considered a number of factors, including, among other things, information that had been provided at other meetings, as well as information furnished to the Board for the Meeting, both in the written materials as well as information otherwise provided by the Investment Manager during the Meeting. Such information included, among other things: information comparing the management fees and total expense ratio of each Fund with a peer group of broadly comparable funds as provided by Broadridge (“Broadridge”), an independent provider of investment company data, which uses information sourced from both Lipper and Morningstar as well as from company reports, financial reporting services, periodicals, and other sources; information regarding each Fund’s investment performance on an absolute basis and in comparison to, among other things, a relevant peer group of funds (“Peer Group”) and a benchmark index as provided by Broadridge; the economic outlook and the general investment outlook in relevant investment markets; the Investment Manager’s results of operations, financial condition and business reputation; the allocation of brokerage and the benefits received by the Investment Manager as a result of brokerage allocation, including, without limitation, soft dollars; the Investment Manager’s management of relationships with the Funds’ custodian, transfer agent, pricing agents, brokers, and other service providers to the Funds; the resources devoted to the Investment Manager’s compliance efforts undertaken on behalf of the Funds and the record of compliance with the compliance programs of the Funds, the Investment Manager, and its affiliates; the quality, nature, cost, and character of the administrative and other non-investment management services provided by the Investment Manager and its affiliates; the terms of the IMA; the Investment Manager’s gifts and entertainment log; the reasonableness and appropriateness of the fee paid by each Fund for the services described in the IMA and whether it represents a charge within the range of what would have been negotiated at arm’s length in light of the surrounding circumstances; the nature, extent, and quality of the investment management services provided by the Investment Manager; the fiduciary duty assumed by the Investment Manager in connection with the services rendered to the Funds; the character and amount of incidental or “fall-out” benefits (in addition to soft dollar benefits)  received by the Investment Manager and its affiliates from its association with the Funds; and the extent to which economies of scale would be realized as each Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund investors.
The Board also reviewed in detail and at length the Investment Manager’s responses to the Board’s request for certain information related to, among other things:  the Investment Manager’s general business, personnel, operations and financial condition; fees, profitability and the Investment Manager’s allocation of expenses in connection therewith, and financial information; trading information; Fund performance; how the soft dollar arrangements comport with applicable law; compliance and legal; and other related matters.  The Board also reviewed information related to distribution strategy and related financial intermediary payments.  The Board expressed its satisfaction with the Investment Manager’s responses to its request for such information.
In considering the nature, extent, and quality of the management services provided by the Investment Manager, the Board considered the Investment Manager’s management capabilities with respect to the types of investments held by the Funds, including information relating to the education, experience, and number of investment professionals and other personnel who provide services under the IMA. The Board also took into account the time and attention devoted by management to the Funds. In this regard, the Board noted that the Investment Manager is responsible for, among other things, overseeing the selection of investments for the Funds, making investment decisions for the Funds, monitoring the investment operations and composition of the Funds, and, in connection therewith, monitoring compliance with the Funds’ investment objectives, policies, and restrictions, as well as the Funds’ compliance with applicable law; monitoring brokerage selection, commissions and other trading costs, quality of execution, and other brokerage matters; and implementing the Board’s directives as they relate to the Funds. Further, the Board considered that the Investment Manager’s responsibilities include daily monitoring of investment, operational, enterprise, legal, regulatory, and compliance risks as they relate to the Funds. The Board considered the portfolio management of the Funds, evaluated the level of skill required to manage the Funds and concluded that the resources available at the Investment Manager are appropriate to effectively fulfill its duties on behalf of the Funds.  The Board also discussed the Investment Manager’s views with regard to succession planning. The Board noted that the Investment Manager has managed the Funds for several years.  The Board indicated its belief that a long term relationship with capable, conscientious personnel is in the best interests of each Fund.
The Board received information concerning the investment philosophy and investment process applied by the Investment Manager in managing the Funds. In this regard, Mr. Thomas Winmill, as the portfolio manager of each Fund and Chairman of the Investment Policy Committee of the Investment Manager, stated that the investment philosophy and/or investment process applied in managing each Fund had not changed since the Board’s prior annual review of the IMA.
The Board also considered the Investment Manager’s in-house research capabilities as well as third-party resources available to the Investment Manager’s personnel, including research and brokerage services that may be available to the Investment Manager as a result of securities transactions effected for the Funds. The Board concluded that the Investment Manager’s investment process, research capabilities, and philosophy were well suited to the Funds, given each Fund’s investment objective(s) and policies.
In its review of comparative information with respect to each Fund’s investment performance, the Board received information from Broadridge comparing each Fund’s investment performance on (i) an absolute basis, (ii) to that of its Peer Group and a benchmark index, each of which was selected by Broadridge, and (iii) to that of the S&P 500 TR Index.  Broadridge also provided supplemental Lipper and Morningstar information and benchmark indices which were discussed. The Board engaged in a lengthy discussion regarding the appropriateness of the Peer Group for each Fund.
With respect to Midas Discovery’s performance information, the Board observed that Midas Discovery’s total return (i) outperformed its benchmark index provided by Broadridge in the one, two, three, four and five year periods, but underperformed in the ten year period, ended December 31, 2025;  (ii) outperformed the S&P 500 TR Index in the one, two, three, four, five and ten year periods, ended December 31, 2025; (iii) outperformed the median total return of its Peer Group in the one, two, three, and four year periods, but underperformed in the five and ten year periods, ended December 31, 2025; and (iv) outperformed the average total return of its Peer Group in the one, two, three, four, and five year periods, but underperformed in the ten year period, ended December 31, 2025.  The Board then concluded that Midas Discovery’s performance was within a range that it deemed competitive.
With respect to Midas Special Opportunities’ performance information, the Board observed that Midas Special Opportunities’ total return (i) outperformed its benchmark index provided by Broadridge in the one, two, three, four, five and ten year periods ended December 31, 2025; (ii) outperformed the S&P 500 TR Index in the one, two, three, four, five and ten year periods ended December 31, 2025; (iii) outperformed the median total return of its Peer Group in the one, two, three, four, five and ten year periods ended December 31, 2025; and (iv) outperformed the average total return of its Peer Group in the one, two, three, four, five, and ten year periods, ended December 31, 2025. The Board then concluded that Midas Special Opportunities’ performance was within a range that it deemed competitive.
With respect to its review of the fees payable under the IMA, the Board considered information from Broadridge comparing each Fund’s management fee and expense ratio to those of its Peer Group. The Board (i) observed that Midas Discovery’s management fee is higher than the median in its Peer Group and its total expense ratio is also higher than the median in its Peer Group, and the Board discussed the contributing factors thereof; and (ii) observed that Midas Special Opportunities’ management fee is higher than the median in its Peer Group and its total expense ratio is also higher than the median in its Peer Group, and the Board discussed the contributing factors thereof.  The Board concluded that (i) although Midas Discovery’s management fee and total expense ratio are within a higher range relative to its Peer Group, Midas Discovery’s management fee and total expense ratio are reasonable in light of the quality of services received and the level of assets managed, and (ii) although Midas Special Opportunities’ management fee and total expense ratio are within a higher range relative to its Peer Group, Midas Special Opportunities’ management fee and total expense ratio are reasonable in light of the quality of services received and the level of assets managed. The Board also evaluated any apparent or anticipated economies of scale in relation to the services the Investment Manager provided to each Fund. The Board recognized that each Fund’s management fee includes ‘breakpoints,’ which would result in lower incremental advisory fee rates as Fund assets increase. The Board noted that economies of scale may develop for each Fund as its assets increase and Fund level expenses decline as a percentage of assets, although such economies of scale may not necessarily be experienced by the Investment Manager.
The information provided assisted the Board in concluding that the management fee paid by each Fund is within the range of those paid by comparable funds within the fund industry and is fair and reasonable in light of the quality of services received and the level of assets managed. Further, the Board concluded that the Investment Manager’s management fee from each Fund bears a reasonable relationship to the services rendered and represents a charge within the range of what would have been negotiated at arm’s length in light of the surrounding circumstances.
The Boards noted that performance and expense ratios are only two of the factors that it deems relevant to its consideration of an investment management agreement and that, after considering all relevant factors, it can reach a decision to renew the IMA notwithstanding a Fund’s underperformance and high expenses over certain periods.
The Board also considered information regarding the character and amount of other incidental benefits received by the Investment Manager and its affiliates from its association with the Funds. The Board concluded that potential “fall-out” benefits that the Investment Manager and its affiliates may receive, such as increased ability to obtain research services, appear to be fair and reasonable and may benefit the Funds.
The Board also considered the profitability of the Investment Manager from its association with the Funds, including historical profitability information. In this regard, the Board considered the costs of the services provided, and the profits realized, if any, by the Investment Manager in connection with the operation of each Fund and was satisfied that the profitability was not excessive under the circumstances.  In addition, the Board considered the financial stability of the Investment Manager during its deliberations.
The Independent Trustees then challenged the Chairman on a variety of matters concerning the renewal of the IMA, including, without limitation, questions concerning strategy, revenues, potential conflicts, priorities and related matters. A lengthy discussion followed. The Board did not consider any single factor as controlling in determining whether or not to renew the IMA. In assessing the information provided by the Investment Manager and its affiliates, the Board also noted that it was taking into consideration the benefits to shareholders of investing in Funds that are part of a fund complex which provides a variety of shareholder services.
Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, the Board, including all of the Independent Trustees, concluded that the approval of the IMA, including the fee structure, is in the best interests of each Fund.
Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 15. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of trustees made or implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407), or this Item.

Item 16. Controls and Procedures.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19. Exhibits.

(a)(1)
Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable.

(a)(2)	Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant's securities are listed. Not applicable.

(a)(3)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2). Attached hereto as Exhibit 99.CERT.

(a)(4)
Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(a)(5)	Change in the registrant’s independent public accountant. Not applicable.

(b)	Certifications pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Attached hereto as Exhibit 99.906 CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

August 25, 2026	Midas Series Trust By: /s/ Thomas B. Winmill Thomas B. Winmill President

August 25, 2026	Midas Series Trust By: /s/ Thomas O'Malley Thomas O'Malley Chief Financial Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

August 25, 2026	Midas Series Trust By: /s/ Thomas B. Winmill Thomas B. Winmill President

August 25, 2026	Midas Series Trust By: /s/ Thomas O'Malley Thomas O'Malley Chief Financial Officer